UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2020
Date of Report (date of earliest event reported)

MEDALLIA, INC. (Exact name of Registrant as specified in its charter)

Delaware	001-38982	77-0558353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

575 Market Street, Suite 1850 San Francisco, California 94105 (Address of principal executive offices) (650) 321-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol(s) MDLA	Name of exchange on which registered New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2020, the Board of Directors of Medallia, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”) to amend Article XI–Exclusive Forum to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated by reference into this Item 5.03. The foregoing summary description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was a virtual meeting held over the Internet via live audio webcast. At the Annual Meeting, 118,553,356 shares of the Company’s common stock, or approximately 85.79% of the total voting power of shares entitled to vote, were present virtually or represented by proxy, constituting a quorum for the transaction of business. The stockholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 16, 2020:
Proposal One - Election of three Class I Directors. The following nominees were each elected as a Class I director to serve until the 2023 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Borge Hald	98,031,967	13,610,071	166,028	6,745,290
Douglas Leone	98,944,083	12,724,575	139,408	6,745,290
Leslie Stretch	98,969,684	12,625,982	212,400	6,745,290
Based on the votes set forth above, each director nominee was duly elected to serve until the 2023 annual meeting of stockholders until his respective successor is duly elected and qualified or until his earlier death, resignation or removal.
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021 was ratified.

For	Against	Abstain
117,946,203	478,162	128,991
        There were no broker non-votes on this proposal.
Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLIA, INC.

Dated:	May 29, 2020	By:	/s/ Roxanne M. Oulman
Roxanne M. Oulman
Chief Financial Officer